Anfield Capital Diversified Alternatives ETF

SUMMARY PROSPECTUS

August 31, 2020

DALT

a series of Two Roads Shared Trust

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2020, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at http://regentsparkfunds.com/dalt-fund/. You can also obtain these documents at no cost by calling 1-866-866-4848 or by sending an email request to OrderAnfieldETF@ultimusfundsolutions.com. Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. (the “Exchange”).

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website RegentsParkFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank).

Investment Objective: The Fund seeks to provide capital growth and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling shares of the Fund in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.31%
Acquired Fund Fees and Expenses (1)	2.57%
Total Annual Fund Operating Expenses (2)	3.68%
Recoupment of Prior Fees Waived	0.15%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement (2)(3)	3.83%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.
(2)	The operating expenses in this fee table do not correlate to the expense ratios in the Financial Highlights because the expense ratios in the Financial Highlights do not reflect Acquired Fund Fees and Expenses.
(3)	The Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least September 30, 2021 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses) borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses) will not exceed 1.30% of average daily net assets. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits as well as any expense limitation that was in place at the time the waiver or reimbursement was made.
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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. You may also pay brokerage commissions on the purchase or sale of Fund shares, which are not reflected in the Example. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$370	$1,126	$1,902	$3,932

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended April 30, 2020, the Fund’s portfolio turnover rate was 109%.

Principal Investment Strategies: The Fund is an actively managed exchange traded fund (“ETF”) that is a fund of funds. It seeks to achieve its investment objective by investing primarily in alternative asset classes and securities that represent sectors, market segments or asset classes that do not represent the general investment universe. The Fund will implement this strategy primarily through investments in unaffiliated ETFs, closed-end funds (“CEFs”), business development companies (“BDCs”) and real estate investment trusts (“REITs”). The market segments and alternative sectors represented in these securities will typically have a lower correlation to the general equity and fixed income markets and whose performance and volatility is affected by factors different from those that determine the general direction of the equity and fixed income markets. These alternative sectors and asset class categories are (i) frontier technology companies at the forefront of major technical innovations in computing, medical sciences and nano-technology, (ii) companies in newly opened or frontier markets or involved in infrastructure development and resource exploitation, (iii) traditional alternatives such as private equity, private debt, and hedge funds, (iv) long and short positions (including leveraged positions) in stocks, bonds, cash, and derivatives (futures, options, and forward contracts) on individual securities and indices, (v) energy, and commodity related securities, (vi) long and short volatility strategies, (vii) multi-asset / market neutral, and (viii) absolute return / macro & event driven. The equity securities in which the Fund invests will be both domestic and foreign (including emerging markets) and of any market capitalization. The Fund may also invest in convertible and preferred securities. The Fund’s indirect investments in derivatives will be used for both hedging purposes and opportunistically for investment purposes to gain exposure to various market segments.

Anfield Capital Management, LLC (the “Sub-Adviser”) selects potential investments based on its ongoing analysis of available opportunities. Of primary consideration are the potential for growth and an estimation of the risks involved in achieving these goals. The Sub-Adviser analyzes the Fund’s goals, portfolio composition, volatility, risk exposures and historical returns, using data from multiple sources, combined with a proprietary quantitative methodology with the goal of finding the correct balance between potential risk and return. The analysis considers multiple factors (overall economic conditions, fundamental financial criteria, valuation considerations as well as market and technical analysis). The Sub-Adviser expects that the Fund will generally hold 20-40 positions, although total holdings are dependent on market conditions, the Sub-Adviser’s market views, and other factors. Positions are weighted on a risk-adjusted basis, defined as each position’s marginal contribution to risk, (i.e. the average standard deviation of a position’s price movement adjusted for correlations with other positions in the portfolio). As a result of this risk-adjusted weighting process, positions with higher standard deviations may receive lower weights than those with lower standard deviations.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other investments. Many factors affect the Fund’s net asset value and performance. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

The following describes the risks the Fund bears directly or indirectly through investments in Underlying Funds. As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk: Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond or other markets, volatility in the equities or other securities markets or adverse investor sentiment and political events affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

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Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Market Events Risk: Financial markets are subject to periods of volatility, depressed valuations, decreased liquidity and heightened uncertainty, such as what was experienced in and around 2008 and presently in 2020. These conditions are an inevitable part of investing in capital markets and may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, may take steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve may also reduce market support activities. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.

ETF Structure Risks: The Fund is structured as an ETF and as a result is subject to the special risks, including:

o    Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

o    Trading Issues. Trading in Shares on the Cboe BZX Exchange, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

o	Market Price Variance Risk: The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount or premium to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to NAV, the shareholder may sustain losses if the shares are sold at a price that is less than the price paid by the shareholder for the shares.
o	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.
o	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.
o	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV.
o	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

Management Risk: The Sub-Adviser determines the intrinsic value of the securities the Fund holds and its assessment may be incorrect, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

Investment Companies and Exchange-Traded Funds Risks: When the Fund invests in other investment companies, including ETFs and closed-end funds, it will bear additional expenses based on its pro rata share of other investment company’s or ETF’s operating expenses, including management fees in addition to those paid by the Fund. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments held by the investment company or ETF. The Fund will also incur brokerage costs when it purchases and sells closed-end funds and ETFs.

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Underlying Fund Risk: The risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the investment companies, including ETFs and closed-end funds (“Underlying Funds”), in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. In addition, the Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Sub-Adviser expects the principal investment risks of such Underlying Funds will be similar to the risks of investing in the Fund. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by the Fund.

Authorized Participant Concentration Risk: To the extent that authorized participants are unable or otherwise unavailable to proceed with creation and/or redemption orders and no other authorized participant is able to create or redeem in their place, shares may trade at a discount to net asset value (“NAV”) and may face delisting.

BDC Risk: BDCs have little or no operating history and may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their NAV. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors, which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their NAV because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest, and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC.

Closed End Fund Risk: The Fund invests in closed end investment companies or funds. The shares of many closed end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed end funds, as well as to the fact that the shares of closed end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed end fund’s common shares in an attempt to enhance the current return to such closed end fund’s common shareholders. The Fund’s investment in the common shares of closed end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Common Stock Risk: The stock (i.e., equity) market can be volatile. The prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Convertible Securities Risk: Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities.

Cybersecurity Risk: There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, an Underlying Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.

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Derivatives Risk: The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested.

Emerging Markets Risk: Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative and share the risks of foreign developed markets but to a greater extent. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.

Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity.

Energy Risks: The performance of the Fund may be affected by developments in the energy sector, such as the possibility that government regulation will negatively impact companies in this sector. Energy infrastructure entities are subject to the risks specific to the industry they serve including, but not limited to, the following:

  Fluctuations in commodity prices;
  Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing, delivering or distributing;
  New construction risk and acquisition risk which can limit potential growth;
  A sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;
  Depletion of the natural gas reserves or other commodities if not replaced;
  Changes in the regulatory environment;
  Extreme weather;
  Rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and
  Threats of attack by terrorists.

Financial Sector Risk: The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financial sector.

Fluctuation of Net Asset Value Risk: The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Fund’s Sub- Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Foreign (Non-U.S.) Investment Risk: Since the Fund’s investments may include ETFs with foreign (non-U.S.) securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

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Forward and Futures Risk: The Fund’s investments in forwards and futures through its underlying investments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in forwards and futures involve leverage, which means a small percentage of assets invested in forwards and futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Forward and futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of forward and futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Gap Risk: The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit from the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.

Leveraging Risk: The use of certain derivatives may increase leveraging risk and adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks and small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet collateral segregation requirements or regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.

Newly-Formed Company Risk: Newly-formed companies may have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies.

Options Risk: There are risks associated with the sale and purchase of call and put options through the Fund’s underlying investments. As a seller (writer) of a put option, the seller will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the seller will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the buyer risks losing the entire premium invested in the option if the buyer does not exercise the option.

Portfolio Turnover Risk: The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.

Preferred Stock Risk: The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock. The value of preferred stocks will usually react more strongly than bonds and other debt securities to actual or perceived changes in issuer’s financial condition or prospects, and may be less liquid than common stocks.

Regulatory Risk: Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund. For example, the SEC recently proposed regulations that, upon effectiveness, would subject activities of mutual funds trading certain derivative instruments to additional regulation, which could increase the operating expenses of the Fund and impair the Fund’s ability to achieve its investment objective.

REITs Risk: There is risk that investments in real estate investment trusts (REITs) will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual REITs in which the Fund invests.

Small and Medium Capitalization Stock Risk: The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

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Volatility Risk: The Fund or an Underlying Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s or an Underlying Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s one-year and since inception performance compared with those of a broad measure of market performance. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund's inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting RegentsParkFunds.com or by calling 1-866-866-4848.

Best Quarter	First Quarter 2019	12.30%
Worst Quarter	Fourth Quarter 2018	-12.65%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2020, was -19.49%.

Performance Table

Average Annual Total Returns

(For the year ended December 31, 2019)

	One Year	Since Inception (1)
Return before taxes	19.30%	5.00%
Return after taxes on Distributions	17.32%	3.57%
Return after taxes on Distributions and Sale of Fund Shares	11.39%	3.27%
Bloomberg Barclays Global Aggregate Bond Index (2) (reflects no deduction for fees, expenses or taxes)	6.84%	2.98%
MSCI All Country World Equity Index (3) (reflects no deduction for fees, expenses or taxes)	26.60%	9.13%
(1)	Inception date is September 28, 2017.
(2)	The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. Investors may not invest directly in an index.
(3)	The MSCI All Country World Equity Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The index is maintained by Morgan Stanley Capital International (MSCI) and is comprised of stocks from both developed and emerging markets. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. Investors may not invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Investment Adviser: Regents Park Funds, LLC (“Regents Park” or the “Adviser”).

Investment Sub-Adviser: Anfield Capital Management, LLC.

Portfolio Managers: Peter Van de Zilver, CFA, Director of Portfolio Analytics & Risk Management of the Sub-Adviser, and David Young, CFA, Founder & Chief Executive Officer of the Sub-Adviser have served the Fund as its portfolio managers since it commenced operations in September 2017 and are responsible for the day to day management of the Fund. Mr. Van de Zilver is the lead portfolio manager for the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Cboe BZX Exchange, Inc and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable at ordinary income or long-term capital gain rates. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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